UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Succession Plan

Effective August 31, 2016, as part of the previously announced management succession plan, Thomas J. Folliard retired as chief executive officer of CarMax, Inc. (the “Company”). The Company’s Board of Directors (the “Board”) elected the Company’s president, William D. Nash, president and chief executive officer of the Company, effective September 1, 2016. In connection with his election as chief executive officer, the Board also elected Mr. Nash to serve as a director of the Company, increasing the size of the Board from 12 to 13 directors.

Mr. Nash, 47, joined CarMax in 1997 as auction manager.  In 2007, he was promoted to vice president and later, senior vice president of merchandising, a position he held until October 2011, when he was named senior vice president, human resources and administrative services.  In March 2012, he was promoted to executive vice president, human resources and administrative services.  In February 2016, he was promoted to president. Prior to joining CarMax, Mr. Nash worked at Circuit City. There are no family relationships between Mr. Nash and any director or executive officer of the Company or any related party transactions involving Mr. Nash and the Company.

A copy of the Company’s press release announcing Mr. Nash’s election and related events is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Executive Compensation

In connection with his promotion, effective September 1, 2016, the Company and Mr. Nash agreed to an amended and restated Severance Agreement (the “Nash Severance Agreement”) reflecting, among other changes, his new title, an increase in his base salary to $1,000,000, and an increase in his target annual incentive bonus from 100% to 130% of his base salary. The Company also approved a grant to Mr. Nash of options to purchase Company common stock valued at $2,000,000, which will vest in four equal annual installments.

Effective August 31, 2016, the Company and Mr. Folliard agreed to amend his Severance Agreement (the “Folliard Severance Amendment”) to, among other changes, extend the term of certain restrictive covenants, including non-competition and non-solicitation covenants, to the later of 24 months following Mr. Folliard’s service on the Board or August 31, 2020.

Effective August 31, 2016, the Company updated certain of Mr. Folliard’s outstanding compensation arrangements in connection with the Folliard Severance Amendment and his retirement. The Company amended and restated Mr. Folliard’s outstanding equity awards to remove termination provisions that otherwise would have forfeited the awards following his retirement. However, the amendments do not accelerate the vesting of the awards or extend their original respective terms. The Company also approved the potential future payment of a bonus to Mr. Folliard for the portion of the 2017 fiscal year he served as chief executive officer. Other than the service pro-ration, the terms of the bonus, including corporate performance requirements and payment date, will remain unchanged.

Copies of the Nash Severance Agreement, the Folliard Severance Amendment and Mr. Folliard’s amended and restated equity awards are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 and are incorporated by reference into this Item 5.02. The foregoing description of these agreements is qualified in its entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 1, 2016, the Board amended and restated the Company’s Bylaws (the “Amended Bylaws”) to address the authority and duties of the Board’s lead independent director.

The Amended Bylaws are attached hereto as Exhibit 3.1 and are hereby incorporated by reference into this Item 5.03. The foregoing summary description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws.

Item 8.01.	Other Events.

Effective September 1, 2016, the Board named Mr. Folliard non-executive chairman of the Board and William R. Tiefel lead independent director of the Board.

Item 9.01.         Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description of Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated September 1, 2016
10.1	CarMax, Inc. Severance Agreement, dated as of September 1, 2016, between CarMax, Inc. and William D. Nash
10.2	Amendment to CarMax, Inc. Severance Agreement, dated as of August 31, 2016, between CarMax. Inc. and Thomas J. Folliard
10.3	Amended Notice of Stock Option Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard
10.4	Amended Notice of Stock Option Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard
10.5	Amended Notice of Market Stock Unit Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard
10.6	Amended Notice of Stock Option Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard
10.7	Amended Notice of Performance Stock Unit Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard
99.1	Press Release, dated September 1, 2016, issued by CarMax, Inc. entitled "CarMax Completes Executive Succession"

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC. (Registrant)
Dated: September 1, 2016	By: /s/ Eric M. Margolin
Eric M. Margolin Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated September 1, 2016
10.1	CarMax, Inc. Severance Agreement, dated as of September 1, 2016, between CarMax, Inc. and William D. Nash, filed herewith
10.2	Amendment to CarMax, Inc. Severance Agreement, dated as of August 31, 2016, between CarMax. Inc. and Thomas J. Folliard, filed herewith
10.3	Amended Notice of Stock Option Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard, filed herewith
10.4	Amended Notice of Stock Option Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard, filed herewith
10.5	Amended Notice of Market Stock Unit Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard, filed herewith
10.6	Amended Notice of Stock Option Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard, filed herewith
10.7	Amended Notice of Performance Stock Unit Grant, dated as of August 31, 2016, between CarMax, Inc. and Thomas J. Folliard, filed herewith
99.1	Press Release, dated September 1, 2016, issued by CarMax, Inc. entitled "CarMax Completes Executive Succession"